UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 22, 2008

PEAK RESOURCES INCORPORATED
(Exact name of registrant as specified in its charter)

NEVADA (State of incorporation or organization)	000-52944 (Commission File Number)	00-0000000 (IRS Identification No.)

#640 – 801 6th Ave. SW, Calgary, Alberta (Address of principal executive offices)	T2P 3W2 (Zip Code)

Registrant's Telephone Number, including area code: (403) 681-6249

2103 Tyrone Place, Penticton, BC  V2A 8Z2
(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Pursuant to the terms and conditions of a management agreement, Peak Resources Incorporated has retained the continued services of Larry Olson for a term of 24 months beginning August 1, 2008 and expiring on July 31, 2010.  Mr. Olson will continue to provide his services as the President, Treasurer, and Chief Financial Officer of Peak and his business management expertise to Peak in connection with its business activities.  Peak will pay Mr. Olson US$5,000 per month for providing such services and will reimburse Mr. Olson for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement, including reimbursement for office rent in the amount of US$1,500 per month, with a minimum one year lease.  Either party may terminate the agreement with 60 days’ notice.  If Peak severs Mr. Olson from his executive positions without cause Mr. Olson will be entitled to severance of six months plus any expenses owed at the time of severance.  See Exhibit 10.9 – Management Agreement for more details.

Also, pursuant to the terms and conditions of a second management agreement, Peak has retained the services of Robert Williams for a term of 24 months beginning August 1, 2008 and expiring on July 31, 2010.  Mr. Williams will provide his services as the Executive Director - Operations of Peak and his operational and business development expertise to Peak in connection with its business activities.  Peak will pay Mr. Williams US$5,000 per month for providing such services and will reimburse Mr. Williams for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement.  Either party may terminate the agreement with 60 days’ notice.  If Peak severs Mr. Williams from his executive position without cause Mr. Williams will be entitled to severance of six months plus any expenses owed at the time of severance.  See Exhibit 10.10 – Management Agreement for more details.

Finally, pursuant to the terms and conditions of a second management agreement, Peak has retained the services of Pierre Zakarauskas for a term of 24 months beginning August 15, 2008 and expiring on August 14, 2010.  Mr. Zakarauskas will provide his services as the Executive Director – Technology and Product Development of Peak and his operational and business development expertise to Peak in connection with its business activities.  Peak will pay Mr. Zakarauskas US$2,500 per month for providing such services and will reimburse Mr. Zakarauskas for any reasonable out-of-pocket expenses that he incurs in fulfilling the terms of this agreement.  Either party may terminate the agreement with 60 days’ notice.  If Peak severs Mr. Zakarauskas from his executive position without cause Mr. Zakarauskas will be entitled to severance of three months plus any expenses owed at the time of severance.  See Exhibit 10.11 – Management Agreement for more details.

Item 9.01.  Financial Statements and Exhibits.

(d)      Exhibits

Exhibit Number	Description	Status
10.9	Management Agreement dated August 1, 2008 between Peak Resources Incorporated and Larry J. Olson.	Included
10.10	Management Agreement dated August 1, 2008 between Peak Resources Incorporated and Robert Williams.	Included
10.11	Management Agreement dated August 15, 2008 between Peak Resources Incorporated and Pierre Zakarauskas.	Included

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 22, 2008

PEAK RESOURCES INCORPORATED

By: /s/ Larry Olson
Larry J. Olson Principal Executive Officer